                                                                                EXECUTION COPY

                       RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                        as Purchaser,

                                             and

                               RESIDENTIAL FUNDING CORPORATION

                                          as Seller

                             HOME EQUITY LOAN PURCHASE AGREEMENT

                                  Dated as of July 28, 2006

                                      Home Equity Loans

                                      TABLE OF CONTENTS

                                           EXHIBITS

Exhibit 1......       Home Equity Loan Schedule
Exhibit 2......       Standard & Poor's Predatory Lending Categories

               This HOME EQUITY LOAN PURCHASE AGREEMENT (this  "Agreement"),  dated as of July
28, 2006, is made between  Residential  Funding  Corporation  (the  "Seller") and  Residential
Funding Mortgage Securities II, Inc. (the "Purchaser").

                                    W I T N E S S E T H :

               WHEREAS,  the Seller owns Cut-off Date Loan Balances and the Related  Documents for the adjustable  rate,  revolving  credit loans (the "Home Equity Loans")  indicated on the
Home Equity Loan  schedule,  attached as Exhibit 1 hereto (the "Home  Equity Loan  Schedule"), including  rights to (a) any property  acquired by  foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the Home Equity Loans;

               WHEREAS,  the parties  hereto desire that the Seller sell the Cut-off Date Loan
Balances of the Home Equity  Loans to the  Purchaser  pursuant to the terms of this  Agreement together  with the Related  Documents  on the Closing  Date,  and  thereafter  all  Additional
Balances created on or after the Cut-off Date;

               WHEREAS,  pursuant to the terms of the Servicing Agreement, the Master Servicer will service the Home Equity Loans directly or through one or more Subservicers;

               WHEREAS,  pursuant to the terms of the Trust Agreement, the Purchaser will sell the Home Equity Loans to the Issuer in exchange for the cash proceeds of the Securities;

               WHEREAS,  pursuant to the terms of the Trust  Agreement,  the Issuer will issue and transfer to or at the direction of the Purchaser, the Certificates; and

               WHEREAS,  pursuant  to the terms of the  Indenture,  the Issuer  will issue and transfer  to or at the  direction  of the  Purchaser,  the Notes,  secured by the Home  Equity
Loans.

               NOW, THEREFORE, in consideration of the mutual covenants herein contained,  the parties hereto agree as follows:

ARTICLE I

                                         DEFINITIONS

Section 1.1....Definitions.  For all  purposes of this Home Equity  Loan  Purchase  Agreement, except as  otherwise  expressly  provided  herein or unless the  context  otherwise  requires, capitalized  terms not  otherwise  defined  herein  shall have the  meanings  assigned to such terms  in the  Definitions  contained  in  Appendix  A to the  Indenture  dated as of the date hereof (the  "Indenture"),  between Home Equity Loan Trust  2006-HSA4,  as Issuer and JPMorgan
Chase Bank,  N.A.,  as Indenture  Trustee,  which is  incorporated  by reference  herein.  All other capitalized terms used herein shall have the meanings specified herein.

ARTICLE II

                       SALE OF HOME EQUITY LOANS AND RELATED PROVISIONS

Section 2.1....Sale of Home Equity Loans.

(a)     The Seller,  by the  execution  and  delivery  of this  Agreement,  does hereby  sell, assign, set over, and otherwise convey to the Purchaser,  without recourse,  all of its right, title and interest in, to and under the following,  and wherever located:  (i) the Home Equity
Loans  (including  without  limitation  the  Cut-off  Date Loan  Balances  and all  Additional
Balances  created  on and after the  Cut-off  Date;  provided,  however,  that  following  the occurrence of an  Amortization  Event,  any subsequent  loan balance  represented by each Draw and interest  thereon will not be deemed  transferred  to the Issuer,  and the Seller (in such event)  shall  retain  ownership  of each  loan  balance  represented  by each  such Draw made thereafter  and  interest  thereon),  all interest  accruing  thereon and all  collections  in respect  thereof  received on or after the Cut-off Date;  (ii)  property  which secured a Home
Equity Loan and which has been acquired by foreclosure or deed in lieu of  foreclosure;  (iii)
the  interest of the Seller in any  insurance  policies  in respect of the Home Equity  Loans;
and (iv) all  proceeds  of the  foregoing;  provided,  however,  that the  Purchaser  does not assume the obligation  under each Loan Agreement  relating to a Home Equity Loan to fund Draws to the Mortgagor  thereunder,  and the  Purchaser  shall not be obligated or permitted to fund any such Draws,  it being  agreed that the Seller  will retain the  obligation  to fund future
Draws.  Such  conveyance  shall be deemed to be made:  (1) with  respect to the  Cut-off  Date
Loan Balances,  as of the Closing Date; and (2) with respect to the amount of each  Additional
Balance  created on or after the Cut-off  Date,  as of the later of the  Closing  Date and the date that the corresponding  Draw was made pursuant to the related Loan Agreement,  subject to the receipt by the Seller of  consideration  therefor as provided  herein  under clause (b) of
Section 2.2.

(b)     In connection with such conveyance,  the Seller further agrees, at its own expense, on or prior to the Closing  Date with  respect to the Loan  Balance of the Home  Equity  Loans to indicate in its books and records that the Home Equity  Loans have been sold to the  Purchaser pursuant to this  Agreement  and to deliver to the  Purchaser  the Home Equity Loan  Schedule.
Such Home Equity Loan  Schedule  shall be marked as Exhibit 1 to this  Agreement and is hereby incorporated into and made a part of this Agreement.

(c)     In connection  with such  conveyance by the Seller,  the Seller shall on behalf of the
Purchaser  deliver to, and deposit  with the  respective  Custodian,  on or before the Closing
Date, the following documents or instruments with respect to each Home Equity Loan:

(i)     the original  Mortgage Note,  including the related Loan Agreement,  endorsed  without recourse  to the  Indenture  Trustee and showing an  unbroken  chain of  endorsement  from the originator  thereof to the Person  endorsing it or, with respect to any Home Equity Loan as to which the original  Mortgage Note has been  permanently  lost,  misplaced or destroyed and has not been  replaced,  a Lost Note  Affidavit from the Program Seller or the Seller stating that the original  Mortgage  Note was lost,  misplaced or  destroyed,  together  with a copy of the related Mortgage Note;

(ii)    the  original  Mortgage,  noting the  presence  of the MIN of the Home Equity Loan and language  indicating  that the Home Equity Loan is a MOM Loan if the Home Equity Loan is a MOM
Loan,  with  evidence of  recording  thereon,  or, if the  original  Mortgage has not yet been returned  from  the  public  recording  office,  a copy  of such  Mortgage  with  evidence  of recording  indicated  thereon in the event the  recording  office keeps the original or if the original is lost,  or if the  original  or a copy of the  original  Mortgage  has not yet been returned from the public recording office, a copy of the original Mortgage;

(iii)   unless the Home Equity Loan is  registered  on the MERS(R)System,  assignments  (which may be included in one or more blanket  assignments  if permitted  by  applicable  law) of the
Mortgage  recorded to "JPMorgan Chase Bank,  N.A. as indenture  trustee" c/o the Seller (or to
MERS,  if the Home Equity Loan is  registered on the MERS(R)System and noting the presence of a
MIN) at an address specified by the Seller;

(iv)    originals of any intervening  assignments of the Mortgage,  with evidence of recording thereon,  or a copy of such intervening  assignment,  with evidence of recording thereon,  or, if the original of any such  intervening  assignment has not yet been returned from the public recording office, a copy of such original intervening assignment; and

(v)     a copy of each assumption,  modification,  consolidation or substitution agreement, if any, relating to the Home Equity Loan.

               Within  the time  period  for the  review  of each  Mortgage  File set forth in
Section 2.3 of the Custodial  Agreement,  the Custodian  shall notify the Master  Servicer and the Credit  Enhancer  of any  document or  documents  constituting  a part of a Mortgage  File which are  missing or  defective  in respect of the items  reviewed  as  described  in Section
2.3(b) of the Custodial Agreement;  provided,  that if the defect or missing item with respect to a Home Equity Loan  related to such  Mortgage  File is listed on Schedule A of Exhibit 1 of the Custodial  Agreement,  no notification shall be necessary.  As set forth in Section 2.3 of the Custodial  Agreement,  the Custodian shall deliver to the Indenture Trustee and the Credit
Enhancer  a  certificate  (the  "Interim  Certification")  to the  effect  that all  documents required to be delivered  pursuant to this  Subsection  2.1(c) have been executed and received and that such  documents  relate to the Home Equity Loans  identified  on the Home Equity Loan
Schedule,  except for any exceptions  listed on such Interim  Certification.  If such omission or defect  materially  and adversely  affects the interests in the related Home Equity Loan of the Noteholders or the Credit  Enhancer,  the Master Servicer shall promptly notify the Seller
(provided  that a  Mortgage  File  will not be deemed to  contain a defect  for an  unrecorded assignment  under  clause  (iii)  above  if the  Seller  has  submitted  such  assignment  for recording or if such  assignment  is not required to be recorded  pursuant to the terms of the following  paragraph),  the Seller shall cure such defect,  repurchase the related Home Equity
Loan at the Repurchase  Price or substitute an Eligible  Substitute  Loan for the related Home
Equity  Loan upon the same  terms  and  conditions  set forth in  Section  3.1(c)  hereof  for breaches of  representations  and warranties as to the Home Equity Loans.  With respect to any missing Loan  Agreements  referred to in  Subsection  3.1(b)(xxxiv),  the Seller shall have 60 days from the Closing Date to deliver the  documents  referred to in this  Subsection  2.1(c).
If such  documents have not been  delivered  within 60 days,  the Seller shall  repurchase the related  Home  Equity Loan or  substitute  an Eligible  Substitute  Loan for the related  Home
Equity  Loan upon the same  terms  and  conditions  set forth in  Section  3.1(c)  hereof  for breaches of representations and warranties as to the Home Equity Loans.

               Within 60 days  after the  receipt  by the  Master  Servicer  of the  recording information  necessary to complete the  recording  of each of the  assignments  referred to in clause (iii) above,  the Seller at its own expense shall  complete,  or cause to be completed, in the name of the  Indenture  Trustee,  and shall submit each such  assignment  for recording in the appropriate  public office for real property  records each of the assignments  referred to in clause  (iii)  above.  While such  assignment  to be  recorded  is being  recorded,  the
Custodian  shall  retain  a  photocopy  of  such  assignment.  If any  assignment  is  lost or returned  unrecorded to the Custodian  because of any defect  therein,  the Seller is required to prepare a substitute  assignment  or cure such  defect,  as the case may be, and the Seller
shall   cause  such   assignment   to  be  recorded  in   accordance   with  this   paragraph.
Notwithstanding  the  foregoing,  as to any Home Equity Loan where the Seller is the  assignee of record of the  Mortgage,  the  assignment  referred  to in clause  (iii) above shall not be required  to be  completed  and  submitted  for  recording  (a) if an  Opinion  of  Counsel is provided  in form  and  substance  satisfactory  to the  Credit  Enhancer  and to each  Rating
Agency,  to the effect that such  recordation  of the  assignment  referred to in clause (iii)
above  (completed  in the name of the  Indenture  Trustee) is not  required  (i) to effect the sale  and  conveyance  of the Home  Equity  Loan by the  Seller  to the  Depositor  and by the
Depositor to the Issuer,  or the granting and perfecting of the security  interest in the Home
Equity  Loan to the  Indenture  Trustee as  provided  in the  Indenture  or (ii) to defeat any ownership,  security  interest or other  adverse claim to the Home Equity Loan by any creditor of the Seller or the  Depositor  by any  purported  transferee  of such Home  Equity Loan in a purported  transfer  thereof  by the  Seller  or the  Depositor  subsequent  to such  sale and conveyance or (b) if MERS is identified on the Mortgage or on a properly  recorded  assignment of the  Mortgage  as the  mortgagee  of  record  solely  as  nominee  for the  Seller  and its successors and assigns.

               In instances where an original Mortgage or any original intervening  assignment of Mortgage  was not, in  accordance  with clause (ii) or (iv) above,  delivered by the Seller to the Custodian prior to or  concurrently  with the execution and delivery of this Agreement, the Seller will  deliver or cause to be  delivered  the  originals  of such  documents to such
Custodian promptly upon receipt thereof.

               In connection  with the  assignment  of any Home Equity Loan  registered on the
MERS(R)System,  the  Purchaser  further  agrees that it will  cause,  at the  Purchaser's  own expense,  within 30 Business  Days after the Closing  Date,  the MERS(R)System to indicate that such  Home  Equity  Loan has been  assigned  by the  Purchaser  to the  Indenture  Trustee  in accordance  with this Agreement for the benefit of the  Noteholders and the Credit Enhancer by including (or deleting,  in the case of Home Equity Loans which are  repurchased in accordance with this  Agreement) in such computer  files (a) the code in the field which  identifies  the specific  Indenture  Trustee and (b) the code in the field "Pool Field" which  identifies  the series of the Notes issued in connection  with such Home Equity Loans.  The Purchaser  further agrees that it will not, and will not permit the Master  Servicer to, and the Master  Servicer agrees that it will not,  alter the codes  referenced  in this  paragraph  with respect to any
Home Equity Loan during the term of this  Agreement  unless and until such Home Equity Loan is repurchased in accordance with the terms of this Agreement.

               The  Purchaser  hereby  acknowledges  its  acceptance  of all right,  title and interest to the property, conveyed to it pursuant to this Section 2.1.

(d)     The parties hereto intend that the transactions set forth herein  constitute a sale by the Seller to the Purchaser of all the Seller's  right,  title and interest in and to the Home
Equity  Loans  and other  property  as and to the  extent  described  above.  In the event the transactions  set forth herein are deemed not to be a sale,  the Seller  hereby  grants to the
Purchaser a security  interest in all of the  Seller's  right,  title and  interest in, to and under the Home Equity Loans and all accounts,  chattel papers,  general  intangibles,  payment
intangibles,   contract  rights,  certificates  of  deposit,  deposit  accounts,  instruments, documents,  letters of credit, money, advices of credit,  investment property, goods and other property  consisting  of,  arising  under or related to the Home  Equity  Loans and such other property,  to secure all of the  Seller's  obligations  hereunder,  and this  Agreement  shall constitute a security  agreement  under  applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents,  including without  limitation the filing of all  necessary  UCC-1  financing  statements  filed in the State of  Minnesota  or Delaware
(which  shall  have been  submitted  for  filing as of the  Closing  Date),  any  continuation statements  with respect  thereto and any amendments  thereto  required to reflect a change in the  name  or  corporate  structure  of the  Seller  or the  filing  of any  additional  UCC-1 financing  statements  due to the  change  in  the  principal  office  of the  Seller,  as are necessary  to perfect and protect the  Purchaser's  interests in each Home Equity Loan and the proceeds thereof.

Section 2.2....Payment of Purchase Price.

(a)     The "Purchase  Price" for the Home Equity Loans  (including the  Additional  Balances)
shall be (1) an amount equal to  $401,112,705.00  for the Home Equity  Loans,  in  immediately available  funds,  together  with the  Certificates,  in  respect  of the  Cut-off  Date  Loan
Balances  thereof  and (2) in the  case  of  each  Additional  Balance  transferred  hereunder created on or after the Cut-off  Date,  the  principal  amount of the  related  Draw under the
Loan  Agreement  on the  later  of the  Closing  Date  and the  date of the  creation  of such
Additional Balance.

(b)     In  consideration  of the  sale of the  Home  Equity  Loans  from  the  Seller  to the
Purchaser on the Closing Date,  the  Purchaser  shall pay to the Seller on the Closing Date by wire transfer of immediately  available funds to a bank account  designated by the Seller, the amount  specified  above in clause  (a)(1)  for each Home  Equity  Loan;  provided,  that such payment  may be on a net  funding  basis if  agreed  by the  Seller  and the  Purchaser.  With respect to each  Additional  Balance  transferred  hereunder  with  respect to any Home Equity
Loan,  the Issuer as assignee of the Purchaser  shall pay or cause to be paid to the Seller or its designee  the portion of the  Purchase  Price  specified  above in clause  (a)(2) for such
Additional  Balance  in one of the  following  ways,  as  applicable:  (i) for any  Collection
Period prior to the  Collection  Period during which the Revolving  Period ends, so long as an
Amortization  Event has not occurred,  (a) a cash payment  pursuant to Section  3.03(b) of the
Servicing  Agreement and Section  2.2(a)(2)  hereof in an amount equal to the related Draw, if then available from Principal  Collections  during the related  Collection  Period on the Home
Equity Loans,  and (b) to the extent  aggregate  Draws exceed  Principal  Collections for such
Collection  Period,  an increase in the  aggregate  principal  amount of the Variable  Funding
Notes or an issuance of new variable  funding notes, as of the Payment Date  corresponding  to the Collection Period in which such Additional  Balances were created,  equal to the amount by which Additional  Balances  exceeded  Principal  Collections for such Collection  Period,  and
(ii) for the  Collection  Period during which the Revolving  Period ends,  and any  Collection
Period  thereafter,  so long as an  Amortization  Event has not  occurred,  an increase in the aggregate  principal  amount of Variable  Funding Notes or an issuance of new variable funding notes as of each Payment Date in an aggregate  amount equal to the total of the related  Draws for the corresponding Collection Period.

Section 2.3....Reserved.

Section 2.4....Variable Funding Notes on or after the Closing Date.

               Subject to Section  4.02 of the  Indenture,  if at any time,  the Seller  holds
Variable  Funding  Notes  that  have  reached  the  Maximum   Variable  Funding  Balance,   as
applicable,  and to the  extent  that the same  are  exchanged  for  Capped  Funding  Notes in accordance  with Section  4.01(d) of the Indenture,  the Purchaser  agrees that,  upon written request made by the Seller at any time, the Purchaser  shall use its best  reasonable  efforts to cause such  Capped  Funding  Notes held by the  Seller to be  registered  for resale by the
Seller  pursuant to an effective  registration  statement filed by the Purchaser in accordance with, and meeting all  requirements  of, the Securities  Act. The Purchaser shall use its best reasonable  efforts to cause such  registration  statement to become effective with respect to such Capped  Funding Notes as soon as practicable  within a mutually  agreed  reasonable  time period after the Seller's request.  It is contemplated  that such registration  statement will be the shelf  registration  statement  pursuant to which the Term Notes  issued on the Closing
Date are to be  offered,  or one  substantially  similar  thereto.  In  connection  with  such registration  statement  and  offering,  the Seller shall  reimburse  the  Purchaser for costs related  thereto  including  registration  fees,  printing  fees,  rating  fees,  legal  fees, accountant's  fees, blue sky registration fees and expenses (if any),  related expenses of the
Credit Enhancer and other  out-of-pocket  costs, if any. In connection with such  registration statement  and related  prospectus,  the Seller shall  provide the  Purchaser  with an updated
Home Equity Loan Schedule and all other  information  reasonably  necessary to assure that the statements in the prospectus  with respect to the Home Equity Loans and the Seller  (including in its  capacity  as  servicer  of the Home  Equity  Loans) are  complete  and  correct in all material  respects  as of the date of sale of such  Capped  Funding  Notes by the  Seller.  In addition,  the Seller  shall  provide,  or  arrange  to be  provided,  to the  Purchaser  such additional  agreements,  opinions and  certifications  as may be  reasonably  requested by the
Credit  Enhancer.  The  registration  statement shall not include any information with respect to the Credit  Enhancer,  except for  information  approved  by the  Credit  Enhancer  for use therein.

Section 2.5....Draws After an Amortization Event.

               In the event  that an  Amortization  Event  occurs,  any Draws made on the Home
Equity Loans thereafter  shall not be deemed to be "Additional  Balances"  hereunder,  and the
ownership  of  the  related   balances   shall  be  retained  by  the  Seller.   Following  an
Amortization  Event, on any Payment Date, with respect to the related  Collection  Period, all
Interest  Collections  and Principal  Collections  in respect of each  individual  Home Equity
Loan shall be  allocated  on a pro rata basis as between the Issuer and the  Seller,  based on the relative  proportions  of the Loan Balance and the Excluded  Amount,  respectively,  as of the end of the  calendar  month  immediately  prior  to such  Collection  Period.  Any  losses incurred  with respect to any  individual  Home Equity Loan  following an  Amortization  Event shall be  allocated on a pro rata basis  between the Issuer and the Seller,  based on the Loan
Balance and the  Excluded  Amount  thereof as of the date of  liquidation  of such Home Equity
Loan.  Notwithstanding  any  other  provision  hereof  or  of  the  Servicing  Agreement,  the payments  and  collections  allocable  to the  Excluded  Amount need not be  deposited  in the
Custodial  Account and shall not be deposited in the Certificate  Distribution  Account or the
Payment  Account,  and shall be  distributed  by the  Master  Servicer  to the Seller not less frequently than monthly in accordance with reasonable instructions provided by the Seller.

ARTICLE III

                     REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.1....Seller  Representations  and Warranties.  The Seller represents and warrants to the Purchaser and to the Credit  Enhancer,  as of the Closing Date (or if otherwise  specified below, as of the date so specified):

(a)     As to the Seller:

(i)     The Seller is a  corporation  duly  organized,  validly  existing and in good standing under the laws of the State of Delaware and has the  corporate  power to own its assets and to transact  the business in which it is currently  engaged.  The Seller is duly  qualified to do business as a foreign  corporation  and is in good standing in each  jurisdiction in which the character of the business  transacted by it or properties  owned or leased by it requires such qualification  and in which the failure to so qualify would have a material  adverse effect on the business, properties, assets or condition (financial or other) of the Seller;

(ii)    The Seller has the power and  authority  to make,  execute,  deliver  and  perform its obligations  under  this  Agreement  and  all  of the  transactions  contemplated  under  this
Agreement,  and has taken all necessary corporate action to authorize the execution,  delivery and  performance  of  this  Agreement.  When  executed  and  delivered,  this  Agreement  will constitute  the legal,  valid and binding  obligation of the Seller  enforceable in accordance with its terms,  except as enforcement of such terms may be limited by bankruptcy,  insolvency or  similar  laws  affecting  the  enforcement  of  creditors'  rights  generally  and  by the availability of equitable remedies;

(iii)   The Seller is not  required to obtain the consent of any other  Person or any consent,
license,   approval  or  authorization   from,  or  registration  or  declaration   with,  any
governmental  authority,  bureau  or  agency  in  connection  with  the  execution,  delivery, performance,  validity  or  enforceability  of  this  Agreement,  except  for  such  consents, license,  approvals or  authorization,  or  registration  or  declaration,  as shall have been obtained or filed, as the case may be;

(iv)    The execution and delivery of this Agreement and the  performance of the  transactions contemplated  hereby by the Seller will not  violate  any  provision  of any  existing  law or regulation  or any order or decree of any court  applicable  to the Seller or any provision of the Certificate of Incorporation  or Bylaws of the Seller,  or constitute a material breach of any  mortgage,  indenture,  contract or other  agreement  to which the Seller is a party or by which the Seller may be bound;

(v)     No  litigation  or  administrative  proceeding  of or before  any court,  tribunal  or governmental  body  is  currently  pending,  or to the  knowledge  of the  Seller  threatened, against  the  Seller  or any of its  properties  or  with  respect  to this  Agreement  or the
Certificates  which in the opinion of the Seller has a reasonable  likelihood  of resulting in a material adverse effect on the transactions contemplated by this Agreement;

(vi)    This  Agreement  constitutes  a legal,  valid and  binding  obligation  of the Seller, enforceable  against the Seller in accordance with its terms,  except as enforceability may be limited by  applicable  bankruptcy,  insolvency,  reorganization,  moratorium or other similar laws now or hereafter in effect  affecting the  enforcement  of  creditors'  rights in general and except as such  enforceability  may be limited by general  principles  of equity  (whether considered in a proceeding at law or in equity);

(vii)   This  Agreement  constitutes a valid  transfer and  assignment to the Purchaser of all right,  title and  interest  of the  Seller in and to the  Cut-off  Date  Loan  Balances  with respect to the Home Equity Loans,  all monies due or to become due with respect  thereto,  and all  proceeds of such  Cut-off  Date Loan  Balances  with respect to the Home Equity Loans and such  funds as are  from  time to time  deposited  in the  Custodial  Account  (excluding  any investment  earnings  thereon) as assets of the Trust and all other property  specified in the definition  of "Trust" as being part of the corpus of the Trust  conveyed to the  Purchaser by the Seller,  and upon payment for the Additional  Balances,  will  constitute a valid transfer and  assignment to the Purchaser of all right,  title and interest of the Seller in and to the
Additional  Balances,  all monies due or to become due with respect thereto,  and all proceeds of such  Additional  Balances and all other  property  specified in the  definition of "Trust"
relating to the Additional Balances;

(viii)  The Seller is not in default  with  respect to any order or decree of any court or any order,  regulation or demand or any federal,  state,  municipal or governmental  agency, which default might have  consequences  that would  materially  and  adversely  affect the condition
(financial  or other) or  operations  of the Master  Servicer or its  properties or might have consequences that would materially adversely affect its performance hereunder; and

(ix)    The  Seller  is a member of MERS in good  standing,  and will  comply in all  material respects  with the  rules and  procedures  of MERS in  connection  with the  servicing  of the
Mortgage Loans that are registered with MERS.

(b)               As to the Home Equity Loans (unless  otherwise  specified,  all  percentages in this Section 3.1(b) are by Cut-off Date Principal Balance):

(i)     The  information  set forth in the Home Equity Loan Schedule with respect to each Home
Equity  Loan or the  Home  Equity  Loans,  as the  case may be,  is true  and  correct  in all material respects as of the date or dates respecting which such information is furnished;

(ii)    The Cut-off Date Loan Balances have not been assigned or pledged,  the Seller has good and  marketable  title  thereto  and the Seller is the sole  owner and holder of such  Cut-off
Date Loan Balances free and clear of any and all liens,  claims,  encumbrances,  participation interests,  equities,  pledges, charges of security interests of any nature and has full right and authority,  under all  governmental  and regulatory  bodies having  jurisdiction  over the ownership of the  applicable  Home Equity  Loans to sell and assign the same  pursuant to this
Agreement;

(iii)   The related  Mortgage  Note and the Mortgage  have not been  assigned or pledged,  the
Seller has good and  marketable  title  thereto and the Seller is the sole owner and holder of
the  Home  Equity  Loan  free  and  clear  of  any  and  all  liens,   claims,   encumbrances,
participation  interests,  equities,  pledges, charges of security interests of any nature and
has  full  right  and  authority,   under  all  governmental  and  regulatory   bodies  having
jurisdiction  over the  ownership of the  applicable  Home Equity Loans to sell and assign the same pursuant to this Agreement;

(iv)    There is no right of rescission,  valid offset,  defense, claim or counterclaim of any
obligor  under  any  Loan  Agreement  or  Mortgage   except  as  may  be  provided  under  the
Servicemembers Civil Relief Act, as amended;

(v)     There is no delinquent tax or assessment lien against any related Mortgaged Property;

(vi)    There is no proceeding pending or threatened for the total or partial  condemnation of the related Mortgaged Property;

(vii)   There are no  mechanics'  or similar  liens or claims  which have been filed for work, labor or material  affecting the related  Mortgaged  Property which are, or may be liens prior or equal to, or  subordinate  with, the lien of the related  Mortgage,  except liens which are fully insured against by the title insurance policy referred to in clause (xi);

(viii)  As of the Cut-off Date, no Home Equity Loan was 30 days or more  Delinquent in payment of principal and interest;

(ix)    For each Home Equity Loan,  the related  Mortgage  File contains each of the documents and instruments required to be included therein under Section 2.1(c);

(x)     The related Loan  Agreement and the related  Mortgage at the time it was made complied in all material respects with applicable  local,  state and federal laws,  including,  but not limited to, all applicable  anti-predatory  lending laws and the  Constitution of the State of
Texas;

(xi)    A policy of title  insurance in the form and amount  required by the Program Guide was effective  as of the  closing  of each  Home  Equity  Loan and each  such  policy is valid and remains in full force and  effect,  unless the  Mortgaged  Property is located in the State of
Iowa and an attorney's  certificate  has been provided in accordance  with the Program  Guide, except that with  respect to each Home Equity  Loan with a Cut-off  Date Loan  Balance of less than $100,000 as to which no title  insurance  policy or binder or attorney's  certificate was issued there are no intervening liens affecting the Mortgaged Property;

(xii)    None of the  Mortgaged  Properties  is a mobile home or a  manufactured  housing unit that is not permanently attached to its foundation;

(xiii)  No more than  33.0% and  13.5% of the Home  Equity  Loans  are  secured  by  Mortgaged
Properties located in California and Florida, respectively;

(xiv)   As of the Cut-off Date the Combined  Loan-to-Value Ratio for each Home Equity Loan was not in excess of 101%;

(xv)    Immediately  prior  to the  assignment  of the  Home  Equity  Loans  to the  Indenture
Trustee,  the Seller had good title to, and was the sole owner of,  each Home Equity Loan free and clear of any pledge,  lien,  encumbrance or security  interest (other than a first lien on such  Mortgaged  Property  and the rights to  servicing  and  related  compensation)  and such assignment  validly  transfers  ownership  of the Home Equity Loans to the  Indenture  Trustee
free and clear of any  pledge,  lien,  encumbrance  or security  interest  (other than a first lien on such Mortgaged Property and the rights to servicing and related compensation);

(xvi)   The Seller has not  transferred the Home Equity Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors;

(xvii)  The minimum  monthly payment with respect to any Home Equity Loan is not less than the interest  accrued at the  applicable  Loan Rate on the average  daily Loan Balance  during the interest period relating to the date on which such minimum monthly payment is due;

(xviii) The Seller will submit for filing or cause to be submitted for filing UCC-1  financing statements in accordance with the terms of this Agreement;

(xix)   Each  Loan  Agreement  and each  Mortgage  constitutes  a  legal,  valid  and  binding obligation of the  Mortgagor  enforceable  in  accordance  with its terms except as limited by
bankruptcy,   insolvency  or  other  similar  laws  affecting  generally  the  enforcement  of creditors' rights;

(xx)    To the best of Seller's  knowledge,  the physical property subject to each Mortgage is free of material damage and is in good repair;

(xxi)   The Seller has not  received a notice of default of any senior  mortgage  loan related to a  Mortgaged  Property  which  has  not  been  cured  by a party  other  than  the  related
Subservicer;

(xxii)  Each of the Mortgage  Notes has a  substantially  similar  definition  of Prime as the
Index applicable to the Loan Rate;

(xxiii) None of the Home Equity Loans are reverse mortgage loans;

(xxiv)  (A) No Home Equity Loan has an original  term to maturity in excess of 362 months.  On each date that the Loan Rates have been  adjusted  prior to the  Cut-off  Date  interest  rate adjustments  on the Home Equity Loans were made in  compliance  with the related  Mortgage and
Mortgage Note and  applicable  law.  Over the term of any Home Equity Loan,  the Loan Rate may not exceed the related  maximum  Loan Rate,  if any.  (B) The Home Equity  Loans have  maximum
Loan Rates which range between  9.05% and 30.75%.  The Gross Margins for the Home Equity Loans
range  between  less than 0.000% and 9.000%,  and the  weighted  average  Gross Margin for the
Home Equity  Loans is  approximately  2.20% as of the Cut-off  Date.  As of the Cut-off  Date,
the Loan Rates on the Home Equity  Loans  range  between  2.000% and 18.000% and the  weighted average Loan Rate is  approximately  8.6169%.  The weighted  average  remaining term to stated
maturity  of the  Home  Equity  Loans  on a  contractual  basis  as of  the  Cut-off  Date  is approximately 264 months;

(xxv)   (A) Each  Mortgaged  Property  with  respect to the Home  Equity  Loans  consists of a single parcel of real property with a single family residence  erected thereon,  a two-to-four family  residence  erected thereon,  or improved by an individual  condominium  unit,  planned unit  development,  townhouse or manufactured  home. (B) With respect to the Home Equity Loans
(i)  approximately  31.58% of the Home Equity Loans are secured by real  property  improved by
individual   condominium   units,   planned  unit   developments   (attached  and   detached),
townhouses/rowhouses,  condotels or manufactured homes, (ii) approximately  64.18% of the Home
Equity Loans are secured by real property with a single family  residence  erected thereon and
(iii)  approximately  4.24% of the Home  Equity  Loans are  secured  by real  property  with a two-to-four family residence;

(xxvi)  As of the  Cut-off  Date,  the Credit  Limits on the Home Equity  Loans range  between approximately  $7,800 and  $920,000  with an average of $57,787.  As of the Cut-off  Date,  no
Home Equity  Loan had a  principal  balance in excess of  $687,000  and the  weighted  average
Credit Limit  Utilization  Rate,  based on the Credit Limits of the Home Equity Loans is equal to approximately 77.96%;

(xxvii) 98.99% of the Home Equity  Loans are  secured by second  liens and the  remainder  are secured by first liens;

(xxviii).......Each  Subservicer  meets  all  applicable   requirements  under  the  Servicing
Agreement,  is properly  qualified to service the Home Equity Loans and has been servicing the
Home Equity Loans prior to the Cut-off  Date in  accordance  with the terms of the  respective
Subservicing Agreement;

(xxix)  For each Home Equity Loan,  hazard  insurance  and flood  insurance  has been obtained which meets all  applicable  requirements  of Section 3.04 of the  Servicing  Agreement or the
Master  Servicer  will obtain  blanket  coverage  in respect  thereof as  contemplated  in the
Servicing Agreement;

(xxx)   Other than with respect to a payment default,  there is no material  default,  breach, violation or event of  acceleration  existing under the terms of any Mortgage Note or Mortgage and no event which,  with notice and expiration of any grace or cure period,  would constitute a  material  default,  breach,  violation  or event of  acceleration  under  the  terms of any
Mortgage  Note or  Mortgage,  and no such  material  default,  breach,  violation  or event of acceleration  has been waived by the Seller or by any other entity  involved in originating or servicing a Home Equity Loan;

(xxxi)  No  instrument  of release or waiver has been  executed  in  connection  with the Home
Equity Loans,  and no Mortgagor has been  released,  in whole or in part from its  obligations in connection with a Home Equity Loan;

(xxxii) With  respect to each Home  Equity Loan that is a second  lien,  either (i) no consent for the Home  Equity Loan was  required  by the holder of the related  prior lien or (ii) such consent has been obtained and is contained in the Mortgage File;

(xxxiii).......The  Mortgage  contains  a  customary  provision  for the  acceleration  of the payment  of the unpaid  principal  balance of the Home  Equity  Loan in the event the  related
Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

(xxxiv)  34 of the Loan  Agreements  of the Home Equity  Loans are missing  from the  Mortgage
File;

(xxxv)  With respect to each Home Equity Loan,  the ratio,  expressed as a percentage,  of (A)
the sum of (i) the  Cut-off  Date  Principal  Balance  of such Home  Equity  Loan and (ii) any outstanding  principal  balance,  as of the Cut-off Date, of all other mortgage loans, if any, secured  by  senior  or  subordinate  liens  on the  related  Mortgaged  Property,  to (B) the
Appraised  Value,  or, to the extent  permitted by the Program Guide, the Stated Value of such
Mortgaged Property, was not in excess of 100% (except due to rounding);

(xxxvi) Approximately 26.4% of the Home Equity Loans are balloon loans;

(xxxvii).......None of the  proceeds  of the  Home  Equity  Loans  were  used to  finance  the purchase  of single  premium  credit  insurance  policies  and none of the Home  Equity  Loans contain prepayment penalties that extend beyond five years after the date of origination;

(xxxviii)......None of the Home Equity Loans are secured by a leasehold interest;

(xxxix) None of the Home Equity Loans are loans that,  under  applicable state or local law in effect  at the time of  origination  of such  loan,  are  referred  to as (1)  "high  cost" or
"covered" loans or (2) any other similar  designation if the law imposes greater  restrictions or  additional  legal  liability for  residential  mortgage  loans with high  interest  rates, points and/or fees;

(xl)    With respect to Home Equity Loans  originated more than 12 months prior to the Cut-off
Date (A) none of the  obligors  under such Home Equity  Loans were the subject of a bankruptcy proceeding  and (B) no such Home  Equity  Loan has been 30 or more days  delinquent  more than once within 12 months of the Cut-off Date;

(xli)   All of the Home Equity Loans have been  underwritten  in substantial  compliance  with the criteria set forth in the Program Guide;

(xlii)  No Home Equity Loan is a High Cost Loan or Covered Loan, as applicable  (as such terms are defined in the then current  Standard & Poor's  LEVELS(R)Glossary which is now Version 5.7
Revised,  Appendix E (attached  hereto as Exhibit 2));  provided  that no  representation  and warranty is made in this clause  3.1(b)(xlii)  with  respect to 0.1% of the Home Equity  Loans
(by outstanding  principal  balance as of the Cut-off Date) secured by property located in the
State of West Virginia [proviso with respect to State of Kansas intentionally omitted];

(xliii) No Home Equity Loan  originated  on or after  October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act; and

(xliv)  None  of the  Home  Equity  Loans  were  subject  to the  Home  Ownership  and  Equity
Protection Act of 1994.

                     (c)     Upon discovery by Seller or upon notice from the  Purchaser,  the
Credit Enhancer,  the Issuer,  the Owner Trustee,  the Indenture Trustee or any Custodian,  as
applicable,  of a  breach  of any  representation  or  warranty  in  clause  (a)  above  which materially  and  adversely  affects  the  interests  of  the  Securityholders  or  the  Credit
Enhancer,  as  applicable,  in any Home Equity Loan,  the Seller shall,  within 45 days of its discovery  or its  receipt  of  notice of such  breach,  either  (i) cure  such  breach in all material  respects  or (ii) to the extent  that such  breach is with  respect to a Home Equity
Loan or a Related  Document,  either (A)  repurchase  such Home Equity Loan from the Issuer at the Repurchase  Price, or (B) substitute one or more Eligible  Substitute  Loans for such Home
Equity Loan,  in each case in the manner and subject to the  conditions  and  limitations  set forth below.

               Upon  discovery  by the Seller or upon  notice from the  Purchaser,  the Credit
Enhancer,  the  Issuer,  the  Owner  Trustee,  the  Indenture  Trustee  or any  Custodian,  as
applicable,  of a breach of any  representation  or warranty in clause (b) above with  respect to any Home Equity Loan, or upon the occurrence of a Repurchase  Event,  which  materially and
adversely  affects  the  interests  of  any   Securityholders  or  the  Credit  Enhancer,   as
applicable,  or of the  Purchaser  in such Home Equity Loan (notice of which shall be given to the Purchaser by the Seller, if it discovers the same),  notwithstanding  the Seller's lack of knowledge  with  respect to the  substance of such  representation  and  warranty,  the Seller shall,  within 90 days of its  discovery or its receipt of notice of such  breach,  either (i)
cure such  breach in all  material  respects  or (ii) to the extent  that such  breach is with respect to a Home Equity Loan or a Related  Document,  either (A) repurchase  such Home Equity
Loan  from  the  Issuer  at the  Repurchase  Price,  or (B)  substitute  one or more  Eligible
Substitute  Loans for such Home  Equity  Loan,  in each case in the manner and  subject to the conditions  and  limitations  set forth below.  If the breach of  representation  and warranty that gave rise to the  obligation  to  repurchase or substitute a Home Equity Loan pursuant to this  Section 3.1 was the  representation  and  warranty  set forth in clauses  (b)(x) of this
Section  3.1,  then the Seller  shall pay to the Trust,  concurrently  with and in addition to the remedies  provided in the preceding  sentence,  an amount equal to any liability,  penalty or expense  that was  actually  incurred  and paid out of or on behalf of the Trust,  and that directly  resulted  from  such  breach,  or if  incurred  and  paid by the  Trust  thereafter, concurrently  with such  payment.  The  Repurchase  Price  plus any  amount  described  in the preceding  sentence  for any  such  Home  Equity  Loan  repurchased  by the  Seller  shall  be deposited  or  caused  to be  deposited  by  the  Master  Servicer  in the  Custodial  Account
maintained by it pursuant to Section 3.02 of the Servicing Agreement.

               In the event that the Seller elects to substitute an Eligible  Substitute  Loan or Loans for a Deleted Loan pursuant to this Section  3.1(c),  the Seller shall deliver to the
Custodian on behalf of the Issuer,  with respect to such  Eligible  Substitute  Loan or Loans, the  original  Mortgage  Note (or, in the case of a Home Equity Loan as to which the  original
Mortgage Note has been  permanently  lost or destroyed and has not been replaced,  a Lost Note
Affidavit,  together with a copy of such Note) and all other  documents and  agreements as are required by Section  2.1(c),  with the Mortgage Note  endorsed as required by Section  2.1(c).
No  substitution  will be made in any  calendar  month after the  Determination  Date for such month.  Monthly  payments  due with  respect  to  Eligible  Substitute  Loans in the  month of substitution  shall  not be part of the  Trust  Estate  and  will be  retained  by the  Master
Servicer  and  remitted by the Master  Servicer to the Seller on the next  succeeding  Payment
Date,  provided that a payment at least equal to the applicable  Minimum  Monthly  Payment for such month in respect of the Deleted  Loan has been  received  by the Trust.  For the month of substitution,  distributions to the Payment Account  pursuant to the Servicing  Agreement will include the monthly  payment due on a Deleted  Loan for such month and  thereafter  the Seller shall be  entitled  to retain  all  amounts  received  in respect of such  Deleted  Loan.  The
Master  Servicer  shall amend or cause to be amended the Home Equity Loan  Schedule to reflect the removal of such  Deleted Loan and the  substitution  of the  Eligible  Substitute  Loan or
Loans and the Master  Servicer  shall  deliver  the amended  Home Equity Loan  Schedule to the
Owner  Trustee.  Upon  such  substitution,  the  Eligible  Substitute  Loan or Loans  shall be subject to the terms of this  Agreement  and the  Servicing  Agreement  in all  respects,  the
Seller shall be deemed to have made the  representations  and  warranties  with respect to the
Eligible  Substitute  Loan  contained  herein set forth in Section  3.1(b) (other than clauses
(xiii),  (xxiv)(B),  (xxv)(B),  (xxvi), (xxvii),  (xxxiv) and (xxxvi) thereof), as of the date of  substitution,  and the Seller shall be  obligated  to  repurchase  or  substitute  for any
Eligible  Substitute Loan as to which a Repurchase Event has occurred as provided  herein.  In connection  with the  substitution  of one or more Eligible  Substitute  Loans for one or more
Deleted Loans,  the Master  Servicer will determine the amount (such amount,  a  "Substitution
Adjustment  Amount"),  if any, by which the aggregate  principal  balance of all such Eligible
Substitute Loans as of the date of substitution is less than the aggregate  principal  balance of all  such  Deleted  Loans  (after  application  of the  principal  portion  of the  monthly payments due in the month of  substitution  that are to be distributed to the Payment  Account in the month of  substitution).  The Seller shall  deposit the amount of such  shortfall  into the Custodial  Account on the day of substitution,  without any  reimbursement  therefor.  The
Seller shall give notice in writing to the Indenture  Trustee and the Credit  Enhancer of such event,  which notice shall be  accompanied by an Officers'  Certificate as to the  calculation of such shortfall and by an Opinion of Counsel to the effect that such  substitution  will not cause any federal tax to be imposed on the Issuer.

               Upon  receipt  by the  Indenture  Trustee  on  behalf  of the  Issuer  and  the
Custodian  of written  notification,  signed by a  Servicing  Officer,  of the deposit of such
Repurchase  Price or of such  substitution  of an Eligible  Substitute Loan (together with the complete related Mortgage File) and deposit of any applicable  Substitution  Adjustment Amount as provided above,  the Custodian,  on behalf of the Indenture  Trustee,  shall release to the
Seller the related  Mortgage File for the Home Equity Loan being  repurchased  or  substituted for and the  Indenture  Trustee  on  behalf of the  Issuer  shall  execute  and  deliver  such instruments of transfer or assignment  prepared by the Master  Servicer,  in each case without recourse,  representation  or  warranty  as shall be  necessary  to vest in the  Seller or its designee such Home Equity Loan released  pursuant  hereto and thereafter such Home Equity Loan shall not be an asset of the Issuer.

               Except with regard to a breach of the  representation and warranty set forth in
Section  3.1(b)(x),  it is understood and agreed that the obligation of the Seller to cure any breach,  or to repurchase  or  substitute  for, any Home Equity Loan as to which such a breach has  occurred and is  continuing,  shall  constitute  the sole remedy  respecting  such breach available  to the  Purchaser,  the Issuer,  the  Certificateholders  (or the Owner  Trustee on
behalf of the  Certificateholders)  and the Noteholders (or the Indenture Trustee on behalf of the Noteholders) against the Seller.

               It is understood and agreed that the  representations  and warranties set forth in this Section 3.1 shall survive  delivery of the  respective  Mortgage  Files to the Issuer, or the Custodian.

ARTICLE IV

                                      SELLER'S COVENANTS

Section 4.1....Covenants  of the Seller.  The Seller  hereby  covenants  that,  except for the transfer  hereunder,  the  Seller  will not  sell,  pledge,  assign or  transfer  to any other
Person,  or grant,  create,  incur or assume any Lien on any Home Equity Loan, or any interest therein,  except with respect to any Excluded  Amount;  the Seller will notify the Issuer,  as assignee of the  Purchaser,  of the  existence  of any Lien (other than as provided  above) on any Home  Equity  Loan  immediately  upon  discovery  thereof;  and the Seller will defend the right,  title and interest of the Issuer,  as assignee of the Purchaser,  in, to and under the
Home Equity Loans  against all claims of third parties  claiming  through or under the Seller;
provided,  however,  that  nothing in this  Section  4.1 shall be deemed to apply to any Liens for  municipal  or  other  local  taxes  and  other  governmental  charges  if such  taxes  or governmental  charges  shall  not at the  time  be due  and  payable  or if the  Seller  shall currently be contesting the validity thereof in good faith by appropriate Proceedings.

ARTICLE V

                                          SERVICING

Section 5.1....Servicing.  The Seller  will  service  the Home  Equity  Loans  pursuant to the terms and  conditions  of the  Servicing  Agreement  and will  service the Home  Equity  Loans directly or through one or more sub-servicers in accordance therewith.

ARTICLE VI

             INDEMNIFICATION BY THE SELLER WITH RESPECT TO THE HOME EQUITY LOANS

Section 6.1....Limitation  on  Liability  of the  Seller.  None  of the  directors,  officers, employees or agents of the Seller  shall be under any  liability  to the  Purchaser,  it being expressly  understood that all such liability is expressly  waived and released as a condition of, and as  consideration  for, the execution of this  Agreement.  Except as and to the extent expressly  provided in the  Servicing  Agreement,  the Seller shall not be under any liability to the Trust,  the Owner Trustee,  the Indenture  Trustee or the  Securityholders.  The Seller
and any  director,  officer,  employee  or agent of the  Seller  may rely in good faith on any document of any kind prima facie  properly  executed and  submitted  by any Person  respecting any matters arising hereunder.

ARTICLE VII

                                         TERMINATION

Section 7.1....Termination.  The respective  obligations  and  responsibilities  of the Seller and the Purchaser  created hereby shall  terminate upon the  termination of the Trust pursuant to the terms of the Trust Agreement.

ARTICLE VIII

                                   MISCELLANEOUS PROVISIONS

Section 8.1....Amendment.  This  Agreement  may be amended from time to time by the Seller and the Purchaser by written  agreement  signed by the Seller and the Purchaser,  with the consent of the Credit Enhancer (which consent shall not be unreasonably withheld).

Section 8.2....GOVERNING LAW. THIS AGREEMENT  SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK ,  WITHOUT  REGARD TO THE  CONFLICT  OF LAW  PRINCIPLES
THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL  OBLIGATIONS  LAW), AND
THE  OBLIGATIONS,  RIGHTS  AND  REMEDIES  OF THE  PARTIES  HEREUNDER  SHALL BE  DETERMINED  IN
ACCORDANCE WITH SUCH LAWS.

Section 8.3....Notices.  All  demands,  notices  and  communications  hereunder  shall  be  in writing and shall be deemed to have been duly given if  personally  delivered  at or mailed by registered mail, postage prepaid, addressed as follows:

        (i)    if to the Seller:

                      Residential Funding Corporation
                      8400 Normandale Lake Boulevard
                      Suite 250
                      Minneapolis, Minnesota  55437
                      Attention:     Home Equity Loan Trust 2006-HSA4

or, such other  address as may  hereafter  be  furnished  to the  Purchaser  in writing by the
Seller.

        (ii)   if to the Purchaser:

                        Residential Funding Mortgage Securities II, Inc.
                        8400 Normandale Lake Boulevard
                        Suite 250
                        Minneapolis, Minnesota 55437
                        Attention:     Home Equity Loan Trust 2006-HSA4

or such  other  address  as may  hereafter  be  furnished  to the  Seller  in  writing  by the
Purchaser.

Section 8.4    Severability  of Provisions.  If any one or more of the covenants,  agreements, provisions of terms of this Agreement  shall be held invalid for any reason  whatsoever,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining covenants,  agreements,  provisions or terms of this  Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

Section 8.5    Relationship  of  Parties.   Nothing  herein   contained  shall  be  deemed  or
construed  to create a  partnership  or joint  venture  between  the parties  hereto,  and the services of the Seller  shall be rendered as an  independent  contractor  and not as agent for the Purchaser.

Section 8.6    Counterparts.  This Agreement may be executed in one or more  counterparts  and by the different  parties hereto on separate  counterparts,  each of which,  when so executed, shall be deemed to be an original and such  counterparts,  together,  shall constitute one and the same agreement.

Section 8.7    Further  Agreements.  The  Purchaser  and the Seller  each agree to execute and deliver  to  the  other  such  additional  documents,  instruments  or  agreements  as  may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 8.8    Intention  of  the  Parties.  It is  the  intention  of the  parties  that  the
Purchaser  is  purchasing,  and the Seller is selling,  the Home Equity  Loans,  rather than a loan by the  Purchaser  to the  Seller  secured by the Home  Equity  Loans.  Accordingly,  the parties  hereto each intend to treat the  transaction  for  Federal  income tax  purposes as a sale by the Seller,  and a purchase by the Purchaser,  of the Home Equity Loans. The Purchaser
will have the right to review the Home Equity  Loans and the Related  Documents  to  determine the  characteristics  of the Home  Equity  Loans  which  will  affect the  Federal  income tax consequences  of  owning  the  Home  Equity  Loans  and the  Seller  will  cooperate  with all reasonable requests made by the Purchaser in the course of such review.

Section 8.9    Successors and Assigns;  Assignment of This  Agreement.  This  Agreement  shall bind and  inure to the  benefit  of and be  enforceable  by the  Seller,  Purchaser  and their respective  successors  and  assigns.  The  obligations  of the Seller  under  this  Agreement cannot be assigned or  delegated to a third party  without the consent of the Credit  Enhancer and the Purchaser,  which consent shall be at the Credit  Enhancer's and the Purchaser's  sole discretion,  except that the Purchaser and the Credit Enhancer  acknowledge and agree that the
Seller may assign its  obligations  hereunder to any  Affiliate  of the Seller,  to any Person succeeding  to the  business of the Seller,  to any Person into which the Seller is merged and to any Person  resulting from any merger,  conversion or  consolidation to which the Seller is a party.  The parties  hereto  acknowledge  that the  Purchaser is  acquiring  the Home Equity
Loans  for the  purpose  of  contributing  them to the  Issuer.  Pursuant  to the terms of the
Trust  Agreement,  the Issuer will issue and transfer to or at the direction of the Purchaser, the  Certificates  and  pursuant  to the terms of the  Indenture,  the  Issuer  will issue and transfer  to or at the  direction  of the  Purchaser,  the Notes  secured  by the Home  Equity
Loans.  As an  inducement  to the  Purchaser  to purchase  the Home Equity  Loans,  the Seller acknowledges  and consents to (i) the  assignment by the Purchaser to the Issuer of all of the
Purchaser's  rights  against  the Seller  pursuant  to this  Agreement  insofar as such rights relate to Home Equity Loans  transferred  to the Issuer,  (ii) the  enforcement or exercise of any right or remedy  against  the Seller  pursuant  to this  Agreement  by or on behalf of the
Issuer and (iii) the  Issuer's  pledge of its  interest  in this  Agreement  to the  Indenture
Trustee and the  enforcement by the Indenture  Trustee of any such right or remedy against the
Seller.  Such  enforcement  of a right or remedy by the Issuer or the  Indenture  Trustee,  as applicable,  shall have the same force and effect as if the right or remedy had been  enforced or exercised by the Purchaser directly.

Section 8.10   Survival.  The  representations  and  warranties  made herein by the Seller and the  provisions  of Article VI hereof  shall  survive the  purchase  of the Home Equity  Loans hereunder.

Section 8.11   Credit Enhancer as Third-Party  Beneficiary.  The Credit Enhancer is an express third-party beneficiary  under this Agreement.

               IN WITNESS WHEREOF,  the Seller and the Purchaser have caused their names to be signed to this Home Equity Loan  Purchase  Agreement by their  respective  officers  thereunto duly authorized as of the day and year first above written.

                                            RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.,
                                               as Purchaser

                                            By:    /s/ Heather Anderson
                                               Name:  Heather Anderson
Title:    Vice President

                                            RESIDENTIAL FUNDING CORPORATION,
                                                   as Seller

                                            By:    /s/ Christopher Martinez
                                               Name:   Christopher Martinez
Title:     Associate

                                          EXHIBIT 1

                                  HOME EQUITY LOAN SCHEDULE

                                          EXHIBIT 2

                                                                        REVISED April 18, 2006

APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the
Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

---------------------------- ---------------------------------------- ---------------------------
                                                                            CATEGORY UNDER
                                 NAME OF ANTI-PREDATORY LENDING            APPLICABLE ANTI-
    STATE/JURISDICTION                 LAW/EFFECTIVE DATE               PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
Arkansas                     Arkansas Home Loan Protection Act,       High Cost Home Loan
                             Ark. Code Ann.ss.ss.23-53-101 et seq.

                             Effective July 16, 2003
---------------------------- ---------------------------------------- ---------------------------
Cleveland Heights, OH        Ordinance No. 72-2003 (PSH), Mun.        Covered Loan
                             Codess.ss.757.01 et seq.

                             Effective June 2, 2003
--------------------------- ---------------------------------------- ---------------------------
Colorado                     Consumer Equity Protection, Colo. Stat.  Covered Loan
                             Ann.ss.ss.5-3.5-101 et seq.

                             Effective for covered loans offered or
                             entered into on or after January 1,
                             2003. Other provisions of the Act took
                             effect on June 7, 2002
---------------------------- ---------------------------------------- ---------------------------
Connecticut                  Connecticut Abusive Home Loan            High Cost Home Loan
                             Lending Practices Act, Conn. Gen. Stat.
                           ss.ss.36a-746 et seq.

                             Effective October 1, 2001
---------------------------- ---------------------------------------- ---------------------------
District of Columbia         Home Loan Protection Act, D.C. Code      Covered Loan
                           ss.ss.26-1151.01 et seq.

                             Effective for loans closed on or after
                             January 28, 2003
---------------------------- ---------------------------------------- ---------------------------
Florida                      Fair Lending Act, Fla. Stat. Ann.ss.ss.   High Cost Home Loan
                             494.0078 et seq.

                             Effective October 2, 2002
---------------------------- ---------------------------------------- ---------------------------

---------------------------- ---------------------------------------- ---------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING             CATEGORY UNDER
                                       LAW/EFFECTIVE DATE                  APPLICABLE ANTI-
                                                                        PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6
                             2003
---------------------------- ---------------------------------------- ---------------------------
Georgia as amended           Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
(Mar. 7, 2003 - current)     Ann.ss.ss.7-6A-1 et seq.

                             Effective for loans closed on or after
                             March 7, 2003
---------------------------- ---------------------------------------- ---------------------------
HOEPA Section 32             Home Ownership and Equity Protection     High Cost Loan
                             Act of 1994, 15 U.S.C.ss.1639, 12
                             C.F.R.ss.ss.226.32 and 226.34

                             Effective October 1, 1995, amendments
                             October 1, 2002
---------------------------- ---------------------------------------- ---------------------------
Illinois                     High Risk Home Loan Act, Ill. Comp.      High Risk Home Loan
                             Stat. tit. 815,ss.ss.137/5 et seq.

                             Effective January 1, 2004 (prior to
                             this date, regulations under
                             Residential
                             Mortgage License Act effective from
                             May 14, 2001)
---------------------------- ---------------------------------------- ---------------------------
Kansas                       Consumer Credit Code, Kan. Stat. Ann.    High Loan to Value
                           ss.ss.16a-1-101 et seq.                     Consumer Loan (id.ss.
                                                                      16a-3-207) and;
                             Sections 16a-1-301 and 16a-3-207
                             became effective April 14, 1999;
                             Section 16a-3-308a became effective
                             July 1, 1999
---------------------------- ---------------------------------------- ---------------------------
                                                                      High APR Consumer Loan
                                                                      (id.ss.16a-3-308a)
---------------------------- ---------------------------------------- ---------------------------
Kentucky                     2003 KY H.B. 287 - High Cost Home        High Cost Home Loan
                             Loan Act, Ky. Rev. Stat.ss.ss.360.100
                             et seq.

                             Effective June 24, 2003
---------------------------- ---------------------------------------- ---------------------------
Maine                        Truth in Lending, Me. Rev. Stat. tit.    High Rate High Fee
                             9-                                       Mortgage
                             A,ss.ss.8-101 et seq.

                             Effective September 29, 1995 and as
                             amended from time to time
---------------------------- ---------------------------------------- ---------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING             CATEGORY UNDER
                                       LAW/EFFECTIVE DATE                  APPLICABLE ANTI-
                                                                        PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
Massachusetts                Part 40 and Part 32, 209 C.M.R.ss.ss.     High Cost Home Loan
                             32.00 et seq. and 209 C.M.R.ss.ss.40.01
                             et seq.

                             Effective March 22, 2001 and amended
                             from time to time
---------------------------- ---------------------------------------- ---------------------------
Nevada                       Assembly Bill No. 284, Nev. Rev. Stat.   Home Loan
                           ss.ss.598D.010 et seq.

                             Effective October 1, 2003
---------------------------- ---------------------------------------- ---------------------------

---------------------------- ---------------------------------------- ---------------------------
New Jersey                   New Jersey Home Ownership Security       High Cost Home Loan
                             Act of 2002, N.J. Rev. Stat.ss.ss.
                             46:10B- 22 et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- ---------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      High Cost Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised
                             as of February 26, 2004
---------------------------- ---------------------------------------- ---------------------------
New York                     N.Y. Banking Law Article 6-1             High Cost Home Loan

                             Effective for applications made on or
                             after April 1, 2003
---------------------------- ---------------------------------------- ---------------------------
North Carolina               Restrictions and Limitations on High     High Cost Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- ---------------------------
Ohio                         H.B. 386 (codified in various sections   Covered Loan
                             of the Ohio Code), Ohio Rev. Code Ann.
                           ss.ss.1349.25 et seq.

                             Effective May 24, 2002
---------------------------- ---------------------------------------- ---------------------------
Oklahoma                     Consumer Credit Code (codified in        Subsection 10 Mortgage
                             various sections of Title 14A)

                             Effective July 1, 2000; amended
                             effective January 1, 2004
---------------------------- ---------------------------------------- ---------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING             CATEGORY UNDER
                                       LAW/EFFECTIVE DATE                  APPLICABLE ANTI-
                                                                        PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
South Carolina               South Carolina High Cost and             High Cost Home Loan
                             Consumer Home Loans Act, S.C. Code
                             Ann.ss.ss.37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- ---------------------------
West Virginia                West Virginia Residential Mortgage       West Virginia Mortgage
                             Lender, Broker and Servicer Act, W.      Loan Act Loan
                             Va. Code Ann.ss.ss.31-17-1 et seq.

                             Effective June 5, 2002
---------------------------- ---------------------------------------- ---------------------------

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------- ---------------------------------------- ---------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING             CATEGORY UNDER
                                                                           APPLICABLE ANTI-
                                       LAW/EFFECTIVE DATE               PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Covered Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- ---------------------------
New Jersey                   New Jersey Home Ownership Security       Covered Home Loan
                             Act of 2002, N.J. Rev. Stat.ss.ss.46:10B
                             22 et seq.

                             Effective November 27, 2003 - July 5,
                             2004
---------------------------- ---------------------------------------- ---------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

---------------------------- ---------------------------------------- ---------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING             CATEGORY UNDER
                                                                           APPLICABLE ANTI-
                                       LAW/EFFECTIVE DATE               PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- ---------------------------
New Jersey                   New Jersey Home Ownership Security       Home Loan
                             Act of 2002, N.J. Rev. Stat.ss.ss.
                             46:10B- 22 et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- ---------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- ---------------------------
North Carolina               Restrictions and Limitations on High     Consumer Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- ---------------------------
South Carolina               South Carolina High Cost and Consumer    Consumer Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- ---------------------------